UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On March 2, 2026 (the “Petition Date”), Charles & Colvard, Ltd. (the “Company” or the “Debtor”), filed a voluntary petition for relief (the “Chapter 11 Case”) under Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of North Carolina (the “Bankruptcy Court”). The Debtor will seek to continue to operate its business and manage its properties as a “debtor in possession.” To this end, the Debtor is seeking approval of certain operational and administrative motions containing customary first-day relief intended to minimize the effect of bankruptcy on the Debtor’s employees, vendors, and other stakeholders, including motions seeking authority to pay employee wages and benefits, to pay certain vendors and suppliers for goods and services provided after the Petition Date, and to continue honoring insurance and tax obligations as they come due.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Case may trigger events of default under certain of the Debtor’s contracts, agreements or debt instruments, including but not limited to that certain Convertible Secured Note Purchase Agreement between the Company and Ethara Capital LLC dated June 24, 2025 and that certain Lease Agreement between the Company and SBP Office Owner, L.P. dated December 9, 2013, as amended December 23, 2013, April 15, 2014 and January 29, 2021, which may result in the termination of, or an acceleration of the Debtor’s obligations under, such contracts, agreements or debt instruments. Such events of defaults, however, may be stayed pursuant to 11 U.S.C. §362.

Item 7.01 Regulation FD Disclosure.

News Release

On March 3, 2026, the Company issued a news release announcing the filing of the Chapter 11 Case. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company further discloses that it intends to continue to make public disclosure from time to time on its investor relations website (https://ir.charlesandcolvard.com) as a routine channel of distribution for Company information, including as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s website in addition to following news releases, SEC filings and public conference calls and webcasts. The Company disclaims any obligation to update or maintain such information on that website on an ongoing basis.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding the Chapter 11 Case

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s common stock in the Chapter 11 Case. The Company expects that holders of the Company’s common stock may experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Statement Regarding Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to operating in the normal course, statements regarding the Chapter 11 process, and statements about the Company’s plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, the Company’s actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company’s restructuring process, on the Company’s liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company’s restructuring process or other pleadings filed that could protract Chapter 11; risks associated with the Company’s proposed restructuring plan; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 process and the outcome of Chapter 11 in general; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; in addition to the other risks and uncertainties described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended September 30, 2024, December 31, 2024 and March 31, 2025. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the U.S. Securities and Exchange Commission, that discuss other factors relevant to our business.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

March 3, 2026	By	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer